Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of January __, 2019, between DPW Holdings, Inc., a Delaware corporation (the “Company”), DPW Technology Group, Inc., a Delaware corporation (“DPWT”), DPW Financial Group, Inc., a Delaware corporation (“DPWT”), Coolisys Technologies, Inc. (“Coolisys”), Digital Power Limited (“DP Limited”), Enertec Systems 2001 Ltd (“Enertec”), Power-Plus Technical Distributors, LLC (“Power”), Digital Power Lending, LLC (“DP Lending”), Digital Farms, Inc. (“DF”), Microphase Corporation (“Micro”) and I. AM, Inc. (“IAM”, and together with DPWT, DPWF, Coolisys, DP Limited, Enertec, Power, DP Lending, DF and Micro, each a “Subsidiary” and collectively the “Subsidiaries”) (the Company and the Subsidiaries, and each other Person who becomes a party to this Agreement by execution of a joinder in the form of Exhibit A attached hereto, which shall include all wholly-owned or majority-owned subsidiaries of the Company acquired after the date hereof for so long as this Agreement remains in effect, are hereinafter sometimes referred to individually as a “Debtor” and, collectively, as the “Debtors”) and ___________, a Delaware limited partnership (the “Secured Party”).

WHEREAS, a dispute has arisen between the Company and the Secured Party with respect to two loans made by the Secured Party to the Company as evidenced by that certain Original Issue Discount Promissory Note issued by the Company for the benefit of the Secured Party on October 10, 2018 (the “October Note”) and that certain Secured Promissory Note issued by the Company for the benefit of the Secured Party on August 16, 2018 as amended on November 29, 2018 (the “November Note”, and together with the October Note, the “Old Notes”);

WHEREAS, on January 22, 2019 the Company and the Secured Party entered into an Exchange Agreement (the “Exchange Agreement) pursuant to which the Company issued the Secured Party two (2) new secured promissory notes in exchange for the Old Notes (the “New Notes”);

WHEREAS, certain Collateral of the Debtors is subject to a first priority Lien, presently existing (the “Prior Lien”) and held by a senior lender (the “Senior Lender””);

WHEREAS, to induce the Secured Party to enter into the Exchange Agreement and to exchange the Old Notes for the New Notes, each Debtor pledges and grants a second priority security interest in all of its right, title and interest in and to the Collateral (as hereinafter defined), subordinate only to the Prior Lien, as security for the Company’s Secured Obligations;

WHEREAS, each Debtor acknowledges and agrees that such Debtor will derive substantial benefit and advantage from the financial accommodations to the Company set forth in the Exchange Agreement, the New Notes, the Convertible Note (as defined in the Exchange Agreement), and the other Transaction Documents, it will be to each such Debtor’s direct interest and economic benefit to assist the Company in procuring said financial accommodations from the Secured Party, and each Debtor has received good and valuable consideration in connection herewith.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.         Definitions. All capitalized terms used herein but otherwise undefined shall have the meaning ascribed to them in the New Notes. For purposes of this Agreement, the following terms shall have the following meanings:

“Accounts” means any “account,” as such term is defined in the UCC, and, in any event, shall include, without limitation, “supporting obligations” as defined in the UCC.

“Chattel Paper” means any “chattel paper,” as such term is defined in the UCC.

“Commercial Tort Claims” means “commercial tort claims”, as such term is defined in the UCC.

“Contracts” means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which a Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Deposit Accounts” means all “deposit accounts” as such term is defined in the UCC, now or hereafter held in the name of the a Debtor.

“Documents” means any “documents,” as such term is defined in the UCC, and shall include, without limitation, all documents of title (as defined in the UCC), bills of lading or other receipts evidencing or representing Inventory or Equipment.

“Equipment” means any “equipment,” as such term is defined in the UCC and, in any event, shall include, Motor Vehicles.

“Event of Default” has the meaning set forth in Section 3 of each New Note.

“General Intangibles” means any “general intangibles,” as such term is defined in the UCC, and, in any event, shall include, without limitation, all right, title and interest in or under any Contract, models, drawings, materials and records, claims, literary rights, goodwill, rights of performance, copyrights, trademarks, patents, warranties, rights under insurance policies and rights of indemnification.

“Goods” means any “goods”, as such term is defined in the UCC, including, without limitation, fixtures and embedded Software to the extent included in “goods” as defined in the UCC.

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“Instruments” means any “instrument,” as such term is defined in the UCC, and shall include, without limitation, promissory notes, drafts, bills of exchange, trade acceptances, letters of credit, letter of credit rights (as defined in the UCC), and Chattel Paper.

“Inventory” means any “inventory,” as such term is defined in the UCC.

“Investment Property” means any “investment property”, as such term is defined in the UCC.

“Motor Vehicles” shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

“Proceeds” means “proceeds,” as such term is defined in the UCC and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.

“Software” means all “software” as such term is defined in the UCC, now owned or hereafter acquired by a Debtor, other than software embedded in any category of Goods, including, without limitation, all computer programs and all supporting information provided in connection with a transaction related to any program.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Florida or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2.           Grant of Security Interest. Each Debtor hereby pledges and grants to the Secured Party, and hereby creates a continuing priority lien and security interest in favor of the Secured Party in and to all of such Debtor’s right, title and interest in and to the following (collectively, the “Collateral”):

(a)         all Accounts;

(b)         all Deposit Accounts;

(c)         all Goods;

(d)         all Inventory;

(e)         all Instruments;

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(f)          all General Intangibles (including payment intangibles (as defined in the UCC) and Software);

(g)         all Equipment;

(h)         all Documents;

(i)          all Contracts;

(j)          all Investment Property;

(k)         Commercial Tort Claims; and

(l)          all other tangible and intangible property of such including, without limitation, all interests in real property, Proceeds, tort claims, products, accessions, rents, profits, income, benefits, substitutions, additions and replacements of and to any of the property of such Debtor described in the preceding clauses of this Section 2 (including, without limitation, any Proceeds of insurance thereon, insurance claims and all rights, claims and benefits against any Person relating thereto), other rights to payments not otherwise included in the foregoing, and all books, correspondence, files, records, invoices and other papers, including without limitation all tapes, cards, computer runs, computer programs, computer files and other papers, documents and records in the possession or under the control of the Debtor, any computer bureau or service company from time to time acting for the Debtor.

3.           Secured Obligations. The Collateral secures the due and prompt payment and performance of the obligations of the Company from time to time arising under the New Notes and, if released from escrow, the Convertible Note and the other Transaction Documents, with respect to the due and prompt payment of: (i) the principal of and premium, if any, and interest on the New Notes and the Convertible Note (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due, whether at maturity, by acceleration or otherwise; and (ii) all other covenants, duties, debts, obligations and liabilities of any kind of the Company under or in respect to the New Notes, the Convertible Note or any of the other Transaction Documents, in each case whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (all such obligations, covenants, duties, debts, liabilities, sums and expenses set forth in this Section 3 being herein collectively called the “Secured Obligations”).

4.           Perfection of Security Interest and Further Assurances.

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(a)         Each Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Debtor hereunder, without the signature of the Debtor where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by the Debtor, or words of similar effect. Each Debtor agrees to provide all information required by the Secured Party pursuant to this Section 4(a) promptly to the Secured Party upon request.

(b)         Each Debtor agrees that at any time and from time to time, at the Debtor’s sole cost and expense, the Debtor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that the Secured Party may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

5.           Representations and Warranties. Each Debtor represents and warrants as follows:

(a)          At the time the Collateral becomes subject to the Liens and/or security interests created by this Agreement, the Debtor will be the sole, direct, legal and beneficial owner thereof, free and clear of any Lien, security interest, encumbrance, claim, option or right of others except for the Prior Lien and the security interests created by this Agreement;

(b)         The pledge of the Collateral pursuant to this Agreement creates a valid and perfected priority security interest in the Collateral, securing the payment and performance when due of the Secured Obligations;

(c)         Each Debtor is duly organized, validly existing and in good standing under the laws of its state of formation and has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(d)         This Agreement has been duly authorized, executed and delivered by the Debtor and constitutes a legal, valid and binding obligation of the Debtor enforceable against the Debtor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law);

(e)         No authorization, consent of or notice to any other Person that has not been obtained, is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement including, without limitation, the assignment and transfer by the Purchaser of any of the Collateral to the Secured Party or the subsequent transfer thereof by the Secured Party pursuant to the terms hereof.

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(f)         The execution and delivery of this Agreement by the Debtor and the performance by the Debtor of its obligations hereunder and thereunder, will not violate any provision of any applicable law or any order of any governmental authority applicable to the Debtor or its property, or the governing documents of the Debtor or any agreement or instrument to which the Debtor is a party or by which it or any of its property is bound.

6.           Covenants. Each Debtor covenants, jointly and severally, as follows:

(a)         Without the prior written consent of the Secured Party (which may be granted or withheld in the sole discretion of the Secured Party), the Debtor will not, unless required by the Senior Lender: (i) directly or indirectly, waive, alter, modify, amend, supplement or change in any way, or release, subordinate, terminate or cancel, in whole or in part, or give any consent to do any of the foregoing under any of the instruments, documents, policies or agreements constituting the Collateral; or (ii) take any action which would render any filed UCC, financial or other statements misleading, incorrect or ineffective.

(b)         The Debtor shall, at its sole cost and expense, defend title to the Collateral and the priority lien and security interest of the Secured Party therein against the claim of any Person other than the Senior Lender claiming against or through any Debtor and shall maintain and preserve such perfected priority security interest for so long as this Agreement shall remain in effect.

(c)         The Debtor will not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist, and will take all such other action as is necessary or requested by the Secured Party to immediately remove any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein, except for the Prior Lien.

(d)         The Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Debtor will permit the Secured Party or its designees to inspect the Collateral at any reasonable time, wherever located.

(e)         Upon request from the Secured Party, the Debtor will furnish to the Secured Party statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

(f)         The Debtor shall be responsible for, shall promptly pay promptly when due, and shall save the Secured Party and its Affiliates and representatives harmless from, any and all losses, liabilities or damages with respect to, or that result from any delay in paying, any and all taxes upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement.

(g)         The Debtor shall not, without the prior written consent of the Secured Party (which may be granted or withheld in the sole discretion of the Secured Party), make any election, compromise, adjustment or settlement in respect of any of the Collateral, other than with respect to the Senior Lender.

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(h)         The Company, on behalf of all Debtors, shall promptly give to the Secured Party notice of all pending legal or arbitration proceedings of which a Debtor has actual or constructive knowledge, and of all proceedings of which a Debtor has actual or constructive knowledge pending by or before any governmental authority, by or against a Debtor, or impacting or affecting a Debtor or the Collateral.

(i)          The Debtor waives: (i) all rights to require the Secured Party to proceed against any other Person or collateral or to exercise any remedy set forth herein or in any other Transaction Document; (ii) to the extent permitted by applicable law, the defense of the statute of limitations in any action upon any of the Secured Obligations; (iii) any right of subrogation or interest in the Secured Obligations or Collateral until all Secured Obligations have been paid in full; and (iv) any rights to notice of any kind or nature whatsoever, unless specifically required in this Agreement or any other Transaction Document or non-waivable under any applicable law. The Debtor agrees that the Collateral, other collateral or any other guarantor or endorser may be released, substituted or added with respect to the Secured Obligations, in whole or in part, without releasing or otherwise affecting the liability of the Purchaser, the security interests granted hereunder, this Agreement or any other Transaction Document.

7.           Reserved.

8.           Secured Party May Perform. If a Debtor fails to perform any obligation contained in this Agreement, the Secured Party may itself perform, or cause performance of, such obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor; provided that in no event shall the Secured Party be required to perform or discharge any obligation of the Debtor, and provided, further, that the Senior Lender shall not object to the Secured Party’s performance thereof.

9.           Reasonable Care. The Secured Party shall not have any duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall have no any responsibility for: (i) ascertaining or taking action with respect to any claims, the nature or sufficiency of any payment or performance by any party under or pursuant to any agreement relating to the Collateral or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, nor the exercise by the Secured Party of any of the rights and remedies hereunder, shall relieve a Debtor from the performance of any obligation on the Debtor’s part to be performed or observed in respect of any of the Collateral.

10.         Remedies Upon Default. Subject in its entirety to the rights of the Senior Lender:

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(a)         If any Event of Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon any Debtor, may assert all rights and remedies of a secured party under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Purchaser at its notice address as provided in Section 14 hereof five (5) days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. So long as the sale of the Collateral is made in a commercially reasonable manner, the Secured Party may sell such Collateral on such terms and to such purchaser(s) as the Secured Party, in its absolute discretion, may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property. To the extent permitted by applicable law, each Debtor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by it of any rights hereunder. Each Debtor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Secured Party or any custodian may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Secured Party nor any custodian shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto.

(b)         If any Event of Default shall have occurred and be continuing, any cash held by the Secured Party as Collateral and all cash Proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by the Secured Party to the payment of expenses incurred by the Secured Party in connection with the foregoing or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including reasonable attorneys’ fees, and the balance of such proceeds shall be applied or set off against all or any part of the Secured Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash Proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to Purchaser or to whomsoever may be lawfully entitled to receive such surplus. Each Debtor shall remain liable, jointly and severally, for any deficiency if such cash and the cash Proceeds of any sale or other realization of the Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Secured Party to collect such deficiency.

(c)         If the Secured Party shall determine to exercise its rights to sell all or any of the Collateral pursuant to this Section 10, each Debtor agrees that, upon the request of the Secured Party, such Debtor shall, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

11.         Security Interest Absolute. Each Debtor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All rights of the Secured Party and liens and security interests hereunder, and all Secured Obligations of the Debtor hereunder, shall, subject to the rights of the Senior Lender, be absolute and unconditional irrespective of:

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(a)         any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument;

(b)         any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations, or any rescission, waiver, amendment or other modification of the New Note, this Agreement or any other Transaction Document, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;

(c)         any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations;

(d)         any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;

(e)         any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Debtor against the Secured Party or its Affiliates or representatives; or

(f)         any other circumstance (including, without limitation, any statute of limitations) or manner of administering the New Note or any existence of or reliance on any representation by the Secured Party that might vary the risk of the Debtor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Debtor or any other grantor, guarantor or surety.

12.         No Waiver and Cumulative Remedies. No term or provision of this Agreement may be waived except by a written instrument executed by the party against whom enforcement is sought. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights, remedies, powers or privileges provided by law.

13.          Amendments. This Agreement may only be amended or otherwise modified by a written instrument executed by all parties hereto.

14.          Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Exchange Agreement, provided that notice from a Secured Party to the Company shall serve as notice to each and every Debtor.

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15.         Continuing Security Interest; Further Actions. This Agreement shall create a continuing priority lien and security interest in the Collateral and shall: (i) subject to Section 16 hereof, remain in full force and effect until payment and performance in full of the Secured Obligations; (ii) be binding upon the Debtor and its respective successors and assigns, and (iii) inure to the benefit of the Secured Party and its respective successors, transferees and assigns; provided that a Debtor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

16.         Termination; Release. This Agreement and the liens and security interests granted hereunder shall not terminate until the Secured Party has received cash paid by the Company and/or net proceeds from the sale of the Company’s Common Stock equal to at least $900,000 (but subject to the indefeasible satisfaction of all of the Secured Obligations with respect to which claims have been asserted by the Secured Party), whereupon the Company shall have the authority to file form UCC-3s releasing Priority Liens created by this Agreement and the Secured Party will, at the request and sole expense of the Company, (i) duly assign, transfer and deliver to or at the direction of the Company (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Secured Party, together with any monies at the time held by the Secured Party hereunder; and (ii) execute and deliver to the Company a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement with respect to each Debtor.

17.        Indemnification. Each Debtor hereby agrees to jointly and severally indemnify, reimburse and hold harmless the Secured Party, its Affiliates and representatives, its Affiliates’ representatives and all of their respective successors and assigns from and against any and all costs, fees, expenses, liabilities, losses and damages that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Agreement or the Collateral, except such as are occasioned by the indemnified parties own gross negligence or willful misconduct.

18.          Governing Law; Venue. This Agreement shall be governed by and construed according to the laws of the State of New York, without giving effect to its choice of law principles. The parties agree that all actions and proceedings arising out of or relating directly or indirectly to this Agreement shall be litigated solely and exclusively in the state courts located in New York County, New York, and that such courts are convenient forums. Each party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

19.         Severability. If any term, provision, or condition, or any part thereof, of this Agreement shall for any reason be found or held invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision, or condition nor any other term, provision, or condition, and this shall survive and be construed as if such invalid or unenforceable term, provision, or condition had not been contained therein.

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20.        Waiver of Jury Trial. Each party hereto hereby waives any and all right to trial by jury in any action or proceeding relating to this Agreement, the obligations hereunder, any Collateral securing the Secured Obligations, or any transaction arising therefrom or connected thereto. Each party hereto represents to the other parties hereto that this waiver is knowingly, willingly, and voluntarily given.

21.         Interpretation. The section headings contained in this Agreement are solely for the purpose of reference and shall not in any way affect the meaning or interpretation of this Agreement. The word “including” shall be deemed to mean “including without limitation.”

22.         Entire Agreement. This Agreement and the other Transaction documents embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, promises, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein or therein.

23.         Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

SECURED PARTY:

By:
Its:

By:
Name:
Title:

DEBTORS:

DPW Holdings, INC.

By:
Name:
Title:

DPW TECHNOLOGY GROUP, INC..

By:
Name:
Title:

DPW FINANCIAL GROUP, INC.

By:
Name:
Title:

COOLISYS TECHNOLOGIES, INC.

By:
Name:
Title:

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DIGITAL POWER LIMITED

By:
Name:
Title:

ENERTEC SYSTEMS 2001 LTD

By:
Name:
Title:

POWER-PLUS TECHNICAL DISTRIBUTORS, LLC

By:
Name:
Title:

DIGITAL POWER LENDING, LLC

By:
Name:
Title:

DIGITAL FARMS, INC.

By:
Name:
Title:

MICROPHASE CORPORATION

By:
Name:
Title:

I. AM, INC.

By:
Name:
Title:

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EXHIBIT A

Form of Joinder

Joinder to Security Agreement

The undersigned, ______________________________, hereby joins in the execution of that certain Security Agreement dated as of January __, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by DPW Holdings, Inc., a Delaware corporation, the Debtors (as defined therein), the Secured Party (as defined therein), and each other Person that becomes a Debtor or a Secured Party thereunder after the date thereof. By executing this Joinder, the undersigned hereby agrees that it is a Debtor thereunder and agrees to be bound by all of the terms and provisions of the Security Agreement. The undersigned represents and warrants that the representations and warranties set forth in the Security Agreement are, with respect to the undersigned, true and correct as of the date hereof.

________________, a ________
By:

Title:
FEIN:

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